

Seit 1960 matherm® Qualität

matherm®

Matherm Wollwarenfabrik und Handelsgesellschaft mbH
Wiesenstraße 18 · D-36269 Philippsthal/Postfach 1261 · D-36267 Philippsthal
Telefon 0 66 20 / 9 38 - 0 · Telefax 0 66 20 / 9 38 - 4 20 · http://www.matherm.de

Matherm GmbH · Postfach 12 61 · D-36267 Philippsthal

Puget Technologies, Inc
671 Value Ridge Ave
Henderson, NV 89012
USA

Banken: **Sparkasse Bad Hersfeld-Rotenburg**
(BLZ 532 500 00) Konto-Nr. 46 000 734
SWIFT-Code: HELADEF1HER
IBAN-Nr.: DE 85532500000046000734
Raiffeisenbank Werratal-Landeck e.G.
(BLZ 532 613 42) Konto-Nr. 3 209 431
Postbank Frankfurt/Main
(BLZ 500 100 60) Konto-Nr. 97326-603
Hypovereinsbank Schweinfurt
(BLZ 793 200 75) Konto-Nr. 377416716
Unsere Auslandskonten:
Bank Austria Wien
Konto-Nr. 602.674.228
UBS AG CH-8098 Zürich
Konto-Nr. 230-480887.01U
eMail: matherm@matherm.de

Ihr Zeichen: Ihre Nachricht vom: Unser Zeichen: Ko Datum: 07.10.2011

Agreement

Matherm Wollwarenfabrik und Handelsgesellschaft mbH
Wiesenstraße 18
36269 Philippsthal
Germany

will supply and

Puget Technologies, Inc
671 Value Ridge Ave
Henderson, NV 89012
USA

will buy on regular basis the following 100% wool items of different sizes and qualities, at prevailing market prices:
blankets, mattress pads, pillows, belts, wests, robes, seat pads.

Matherm GmbH
i.A. Andreas Kolb

Puget Technologies, Inc
John Ho